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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 5, 1999
                                                          -------------


                         RICHMOND COUNTY FINANCIAL CORP.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                       0-23271                  06-1498455
      --------                       -------                  ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


1214 Castleton Avenue, Staten Island, New York                 10310
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code          (718) 448-2800
                                                            --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)











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ITEMS 1, 3, 4, 5, 6, 8 AND 9.  NOT APPLICABLE.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

      As of March 5, 1999 (the "Effective Time"), the merger of Richmond County Financial Corp., a Delaware corporation ("Richmond County"), and Ironbound Bankcorp, NJ, a New Jersey corporation ("Ironbound"), was completed with Richmond County as the surviving corporation, pursuant to an Agreement and Plan of Merger, dated as of July 17, 1998, by and between Richmond County and Ironbound (the "Merger Agreement"). In addition, on March 5, 1999, Ironbound Bank, a New Jersey state-chartered commercial bank, merged with and into Richmond County Savings Bank, a New York state-chartered savings bank ("Richmond County Savings"), with Richmond County Savings being the surviving corporation, pursuant to the Merger Agreement and the related Plan of Bank Merger, dated as of July 17, 1998, by and between Richmond County Savings and Ironbound Bank.

      Pursuant to the Merger Agreement, each outstanding share of Ironbound common stock, par value $5 per share ("Ironbound Common Stock"), has been converted into the right to receive 1.463 shares of Richmond County common stock, par value $0.01 per share ("Richmond County Common Stock") and Richmond County will pay cash, rounded to the nearest cent, to each holder of Ironbound Common Stock who would otherwise be entitled to a fractional share of Richmond County Common Stock. As of the Effective Time, shares of Ironbound Common Stock that were owned by Ironbound as treasury stock were canceled and retired. Richmond County issued an aggregate of approximately 1,584,864 shares in exchange for the outstanding shares of Ironbound Common Stock and the cancellation of Ironbound stock options.

      For additional information regarding the merger, see the press release issued by Richmond County, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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            (a)  Financial Statements of Business Acquired.
                 Not Applicable.

            (b)  Pro Forma Financial Information.
                 Not Applicable.

            (c) Exhibits. The following Exhibits are filed as part of this report:

      Exhibit No.                       Description
      -----------                       -----------

        2.1 Agreement and Plan of Merger, dated as of July 17, 1998, by and between Richmond County Financial Corp. and Ironbound Bankcorp, NJ*

       99.1             Press release issued on March 5, 1999.

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      *Incorporated by reference to Exhibit 2.1 to the Registration Statement on
Form S-4, and all amendments thereto, (Registration No. 333-66749) filed by Richmond County on November 3, 1998.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RICHMOND COUNTY FINANCIAL
                                          CORP.


Dated:  March 8, 1999                     By: /s/ Michael F. Manzulli
                                              ----------------------------------
                                              Michael F. Manzulli
                                              Chairman of the Board and Chief
                                               Executive Officer












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